                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer of Excelsior Tax-Exempt Funds, Inc. (the "Fund"), with respect to the Form N-CSRS for the period ended September 30, 2003, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2003

                                                          \s\ James L. Bailey
                                                          -------------------
                                                          James L. Bailey
                                                          President

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Financial Officer of Excelsior Tax-Exempt Funds, Inc. (the "Fund"), with respect to the Form N-CSRS for the period ended September 30, 2003, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2003

                                          \s\ Keith O'Connor
                                          ------------------
                                          Keith O'Connor
                                          Chief Financial Officer and Treasurer